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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 23, 1997



                            Transamerica Corporation
             (Exact name of registrant as specified in its charter)

     Delaware                       1-2964                       94-0932740
  (State or other              (Commission File               (I.R.S. Employer
  jurisdiction of                   Number)                  Identification No.)
   incorporation)


        600 Montgomery Street
       San Francisco, California                                   94111
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (415) 983-4000




                                 Not applicable
         (Former name or former address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets

On June 23, 1997, Transamerica Finance Corporation, a subsidiary of Transamerica Corporation, sold substantially all of its real estate secured lending operations to a subsidiary of Household International, Inc. for total proceeds of $3.9 billion, or $1.1 billion after repayment of associated debt. A definitive agreement for the sale was originally announced on May 21, 1997. The amount of consideration received in the sale was determined through negotiations with Household.

Proceeds from the transaction, net of expenses, will be used to pay down debt, to purchase Transamerica Corporation's common stock and for other corporate purposes. Transamerica previously announced that its board of directors has authorized the purchase of up to 6 million of the company's common shares.

As a result of the sale, Transamerica's second-quarter results will include an after-tax gain of $275 million ($4.01 per share) after taking into account taxes, writedowns of intangibles and other items.

Item 7. Financial Statements and Exhibits

         b)    Pro forma financial information.

                  Unaudited Pro Forma Condensed
                  Balance Sheet as of
                  March 31, 1997........................................Page F-1

                  Unaudited Pro Forma Condensed
                  Income Statement for the
                  year ended December 31, 1996..........................Page F-2

                  Unaudited Pro Forma Condensed
                  Income Statement for the
                  three months ended March 31, 1997.....................Page F-3


         The following unaudited pro forma consolidated financial statements as of March 31, 1997, and for the year ended December 31, 1996 and the three months ended March 31, 1997, reflect the financial position and results of operations of Transamerica Corporation after giving effect to the transaction described in
Item 2 of this filing.

         These pro forma statements have been prepared by Transamerica based upon assumptions identified in the related footnotes. The pro forma adjustments presented herein are shown for comparative purposes only, and Transamerica's financial statements will reflect the transactions only from the transaction date of June 23, 1997. The statements are based on the previously reported historical financial statements of Transamerica and should be read in conjunction with those financial statements and the related notes.

         The pro forma consolidated balance sheet assumes the transaction took place on March 31, 1997. The pro forma consolidated income statement for the year ended December 31, 1996 assumes the transaction took place on January 1, 1996. The pro forma consolidated income statement for the three months ended March 31, 1997 assumes the transaction took place on January 1, 1997.

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                         PRO FORMA FINANCIAL INFORMATION

                    TRANSAMERICA CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 1997
                                   (Unaudited)
                              (Amounts in Millions)


                                      Historical     Pro forma       Pro forma
                                        Amounts     Adjustments     Consolidated
ASSETS
  Investments                          $29,156.9                     $29,156.9
  Finance receivables, net
    of allowance for losses
    and unearned fees                    4,493.7                       4,493.7
  Equipment held for lease, net
    of accumulated depreciation          3,048.3                       3,048.3
  Assets held for sale, net of
         valuation allowance             3,829.0    a)$(3,539.6)         289.4

       Other                             9,478.0                       9,478.0
                                     -----------    -----------      ---------
                                       $50,005.9      $(3,539.6)     $46,466.3
                                     ===========    ===========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Life Insurance policy
    liabilities                        $28,961.0                     $28,961.0
  Notes and loans payable               10,277.4    b)$  (144.6)       6,980.9
                                                    a) (3,151.9)

  Other liabilities                      6,329.3    c)     38.8        6,368.1
  Income taxes payable                     867.7    a)     13.1          880.8
                                     -----------    -----------      ---------
                                        46,435.4       (3,244.6)      43,190.8

  Stockholders' equity                   3,570.5    d)    275.0        3,275.5
                                                    b)   (570.0)
                                     -----------    -----------      ---------
                                       $50,005.9      $(3,539.6)     $46,466.3
                                     ===========    ===========      =========



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                         PRO FORMA FINANCIAL INFORMATION

                    TRANSAMERICA CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                          Year ended December 31, 1996
                                   (Unaudited)
                (Amounts in Millions Except Net Income Per Share)



                                          Historical   Pro forma     Pro forma
                                           Amounts    Adjustments   Consolidated
REVENUES
  Investment income                       $2,102.2                     $2,102.2
  Premiums and related income              1,848.1                      1,848.1
  Finance charges                          1,197.8    f)$  (598.9)        598.9
  Leasing revenues                           689.1                        689.1
  Other                                      390.4                        390.4
                                          --------       ---------     ---------
                                           6,227.6         (598.9)      5,628.7


EXPENSES
  Life insurance benefits                  2,805.8                      2,805.8
  Other life insurance costs                 638.8                        638.8
  Interest and debt expense                  384.3    e)     (7.2)        152.7
                                                      f)   (224.4)
  Leasing operating costs                    690.3                        690.3
  Provision for losses on receivables
      and assets held for sale               283.0    f)    (62.7)        220.3
  Salaries and other operating expenses      840.3    f)   (144.4)        695.9

                                          --------       ---------    ----------
                                           5,642.5         (438.7)      5,203.8
                                          --------       ---------    ----------
Income before taxes                          585.1         (160.2)        424.9
Income taxes                                 128.8    e)      2.5          61.0
                                                      f)    (70.3)
                                          --------       ---------    ----------
Net income                                $  456.3        $ (92.4)     $  363.9
                                          ========       =========    ==========

Net income per share of
    common stock                          $   6.59                     $   5.72

Average shares outstanding                    66.6    g)     (6.0)         60.6



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                    TRANSAMERICA CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                          Quarter ended March 31, 1997
                                   (Unaudited)
                (Amounts in Millions Except Net Income Per Share)



                                        Historical    Pro forma      Pro forma
                                         Amounts     Adjustments    Consolidated
REVENUES
  Investment income                    $     535.7                    $    535.7
  Premiums and related income                456.8                         456.8
  Finance charges                            269.5   f)$    (132.5)        137.0
  Leasing revenues                           188.9                         188.9
  Other                                       88.5                          88.5
                                       -----------     -----------    ----------
                                           1,539.4          (132.5)      1,406.9

EXPENSES
  Life insurance benefits                    695.0                         695.0
  Other life insurance costs                 199.8                         199.8
  Interest and debt expense                  163.6   e)       (1.8)        109.6
                                                     f)      (52.2)
  Leasing operating costs                    114.0                         114.0
  Provision for losses on
     receivablesand assets
     held for sale                            36.4   f)      (13.0)         23.4
  Salaries and other operating               213.5   f)      (32.8)        180.7
                                       -----------     -----------    ----------
                                           1,422.3           (99.8)      1,322.5
                                       -----------     -----------    ----------
Income before taxes                          117.1           (32.7)         84.4
Income taxes                                  36.1   e)        0.6          23.0
                                                     f)      (13.7)
                                       -----------     -----------    ----------
Net income                             $      81.0     $     (19.6)   $     61.4
                                       ===========     ===========    ==========

Net income per share of
    common stock                       $      1.13                    $     0.91

Average shares outstanding                    66.2    g)      (6.0)         60.2


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a)       Reflects the balance of assets sold and liabilities  extinguished as of
         March 31, 1997.

b) Reflects the proposed use of the net proceeds from the transaction. Transamerica has previously announced its intent to purchase up to 6 million shares of its common stock. For pro forma purposes it was assumed all the shares were purchased at a cost of $95 per share. The remainder of the proceeds will be used, among other things, to reduce outstanding indebtedness.

c) Reflects the accrual for expected costs incurred in connection with the sale.

d)       Reflects the after-tax gain recorded on the transaction.

e) Reflects the reduction in interest expense, using Transamerica's average cost of variable debt of 5%, associated with the lower debt outstanding as a result of using a portion of the total proceeds to reduce outstanding indebtedness on a pro forma basis.

f) Reflects the elimination of the pro forma operating results of the business sold.

g) Reflects the reduction to average shares outstanding as a result of the pro forma purchase of 6 million shares of Transamerica common stock and the corresponding adjustment to earnings per share.



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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TRANSAMERICA CORPORATION
(Registrant)




Burton E. Broome
Vice President and Controller

Date: July 7, 1997